CNA Financial Corporation
Supplemental Financial Information

March 31, 2023

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Three months ended March 31
(In millions)	2023	2022 (1)	Change
Revenues:
Net earned premiums	$2,248	$2,059	9%
Net investment income	525	448	17
Net investment (losses) gains	(35)	(11)
Non-insurance warranty revenue	407	382
Other revenues	7	7
Total revenues	3,152	2,885	9
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits (re-measurement gain (loss) of $1 and $5)	1,653	1,478
Amortization of deferred acquisition costs	379	344
Non-insurance warranty expense	384	354
Other operating expenses	337	326
Interest	28	28
Total claims, benefits and expenses	2,781	2,530	(10)
Income (loss) before income tax	371	355
Income tax (expense) benefit	(74)	(60)
Net income (loss)	$297	$295	1%
(1) As of January 1, 2023, the Company adopted Accounting Standards Update (ASU) 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI), using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2023	2022 (1)
Components of Income (Loss)
Core income (loss)	$325	$298
Net investment gains (losses)	(28)	(3)
Net income (loss)	$297	$295

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.19	$1.09
Net investment gains (losses)	(0.10)	(0.01)
Diluted earnings (loss) per share	$1.09	$1.08

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	271.8
Diluted	272.3	272.9

Return on Equity
Net income (loss) (2)	13.8%	11.3%
Core income (loss) (3)	10.8	9.7
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(3) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Prior Year Quarterly Components of Income (Loss), Per Share Data and Return on Equity, As Adjusted for LDTI
As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. All prior periods presented have been adjusted to reflect application of the new guidance.

	2022						2021
(In millions, except per share data)	Q1	Q2	Q3		Q4	Full Year	Full Year

Components of Income (Loss)
Core income (loss) (1)	$298	$230	$43	(2)	$265	$836	$1,088
Net investment gains (losses)	(3)	(40)	(85)		(26)	(154)	96
Net income (loss)	$295	$190	$(42)		$239	$682	$1,184

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.09	$0.84	$0.16		$0.97	$3.07	$3.99
Net investment gains (losses)	(0.01)	(0.15)	(0.31)		(0.10)	(0.56)	0.35
Diluted earnings (loss) per share	$1.08	$0.69	$(0.15)		$0.87	$2.51	$4.34

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.8	271.7	271.4		271.3	271.6	271.8
Diluted	272.9	272.6	272.3		272.3	272.5	272.8

Return on Equity
Net income (loss) (3)	11.3%	8.1%	(2.0)%		11.5%	6.9%	9.9%
Core income (loss) (4)	9.7	7.6	1.4		8.8	6.8	8.9
(1) 2022 Core income decreased from what was previously reported generally driven by the cumulative effect of assumption differences and differences in reserving methodologies between legacy accounting guidance and LDTI.
(2) Q3 2022 Core income decreased $170 million from what was previously reported under legacy accounting guidance, primarily related to our Q3 2022 annual review of cash flow reserving assumptions. Under legacy accounting guidance, the Q3 2022 gross premium valuation assessment indicated a pretax margin of $125 million and no unlocking event occurred. Under LDTI favorable changes to the upper-medium grade (low credit risk) fixed income instrument discount rate were recorded through AOCI quarterly, while the net unfavorable impact of increased cost of care inflation offset by favorable premium rate action assumptions was recorded in income.
(3) Annualized net income (loss) divided by the average stockholders' equity including AOCI for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(4) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2023	December 31, 2022 (1)
Total investments	$44,023	$43,177
Reinsurance receivables, net of allowance for uncollectible receivables	5,484	5,416
Total assets	62,055	61,000
Insurance reserves:
Claim and claim adjustment expenses (2)	22,409	22,120
Unearned premiums	6,581	6,374
Future policy benefits (2)	13,976	13,480
Debt	2,782	2,781
Total liabilities	53,388	52,452
Accumulated other comprehensive income (loss) (3)	(3,308)	(3,598)
Total stockholders' equity	8,667	8,548

Book value per common share	$32.00	$31.55
Book value per common share excluding AOCI	$44.21	$44.83

Outstanding shares of common stock (in millions of shares)	270.9	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (4)	$10,453	$10,572

Three months ended March 31	2023	2022
Net cash flows provided (used) by operating activities	$436	$645
Net cash flows provided (used) by investing activities	51	(129)
Net cash flows provided (used) by financing activities	(480)	(688)
Net cash flows provided (used) by operating, investing and financing activities	$7	$(172)

(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.
(2) In conjunction with the adoption of LDTI, at January 1, 2023, $3.0 billion of the long term care reserves for policyholders currently receiving benefits within the Life & Group segment were classified from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.
(3) As of March 31, 2023 and December 31, 2022, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $(437) million and $(41) million.
(4) Statutory capital and surplus as of March 31, 2023 is preliminary.

Impacts of LDTI on Selected Balance Sheet Data
As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. All prior periods presented have been adjusted to reflect application of the new guidance.

(In millions)	December 31, 2022	December 31, 2021

Total Assets
Prior to adoption	$60,927	$66,639
Effect of adoption	73	453
As reported	$61,000	$67,092

Insurance Reserves:
Claim and claim adjustment expenses
Prior to adoption	$25,099	$24,174
Effect of adoption	(2,979)	(2,905)
As reported	$22,120	$21,269

Future policy benefits
Prior to adoption	$10,151	$13,236
Effect of adoption	3,329	5,062
As reported	$13,480	$18,298

Total Liabilities
Prior to adoption	$52,102	$53,830
Effect of adoption	350	2,157
As reported	$52,452	$55,987

Accumulated other comprehensive income (loss)
Prior to adoption	$(3,557)	$320
Effect of adoption	(41)	(1,680)
As reported	$(3,598)	$(1,360)

Total stockholders' equity
Prior to adoption	$8,825	$12,809
Effect of adoption	(277)	(1,704)
As reported	$8,548	$11,105

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2023	2022	Change
Gross written premiums	$3,620	$3,417	6%
Gross written premiums ex. 3rd party captives	2,724	2,454	11
Net written premiums	2,247	2,023	11

Net earned premiums	2,133	1,940	10
Net investment income	301	235	28
Non-insurance warranty revenue	407	382
Other revenues	7	8
Total operating revenues	2,848	2,565	11
Insurance claims and policyholders' benefits	1,349	1,182
Amortization of deferred acquisition costs	379	344
Non-insurance warranty expense	384	354
Other insurance related expenses	275	258
Other expenses	21	21
Total claims, benefits and expenses	2,408	2,159	(12)
Core income (loss) before income tax	440	406
Income tax (expense) benefit on core income (loss)	(94)	(85)
Core income (loss)	$346	$321	8%

Other Performance Metrics
Underwriting gain (loss)	$130	$156	(17)%

Loss & LAE ratio	62.9%	60.6%	(2.3)	pts
Expense ratio	30.7	31.0	0.3
Dividend ratio	0.3	0.3	—
Combined ratio	93.9%	91.9%	(2.0)	pts
Combined ratio excluding catastrophes and development	90.8%	91.4%	0.6	pts

Net accident year catastrophe losses incurred	$52	$19
Effect on loss & LAE ratio	2.4%	1.0%	(1.4)	pts

Net prior year development and other: (favorable) / unfavorable	$15	$(10)
Effect on loss & LAE ratio	0.7%	(0.5)%	(1.2)	pts

Rate	5%	7%	(2)	pts
Renewal premium change	7%	10%	(3)	pts
Retention	86%	84%	2	pts
New business	$503	$451	12%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2023	2022	Change
Gross written premiums	$1,780	$1,846	(4)%
Gross written premiums ex. 3rd party captives	886	885	—
Net written premiums	788	771	2

Net earned premiums	797	772	3
Net investment income	129	103	25
Non-insurance warranty revenue	407	382
Other revenues	—	1
Total operating revenues	1,333	1,258	6
Insurance claims and policyholders' benefits	466	446
Amortization of deferred acquisition costs	165	157
Non-insurance warranty expense	384	354
Other insurance related expenses	86	81
Other expenses	14	13
Total claims, benefits and expenses	1,115	1,051	(6)
Core income (loss) before income tax	218	207
Income tax (expense) benefit on core income (loss)	(47)	(44)
Core income (loss)	$171	$163	5%

Other Performance Metrics
Underwriting gain (loss)	$80	$88	(9)%

Loss & LAE ratio	58.4%	57.6%	(0.8)	pts
Expense ratio	31.4	30.9	(0.5)
Dividend ratio	0.2	0.2	—
Combined ratio	90.0%	88.7%	(1.3)	pts
Combined ratio excluding catastrophes and development	90.0%	90.0%	—	pts

Net accident year catastrophe losses incurred	$—	$—
Effect on loss & LAE ratio	—%	—%	—	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(10)
Effect on loss & LAE ratio	—%	(1.3)%	(1.3)	pts

Rate	2%	10%	(8)	pts
Renewal premium change	4%	11%	(7)	pts
Retention	88%	84%	4	pts
New business	$108	$145	(26)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2023	2022	Change
Gross written premiums	$1,442	$1,208	19%
Gross written premiums ex. 3rd party captives	1,440	1,206	19
Net written premiums	1,188	1,001	19

Net earned premiums	1,046	904	16
Net investment income	149	118	26
Other revenues	7	8
Total operating revenues	1,202	1,030	17
Insurance claims and policyholders' benefits	694	578
Amortization of deferred acquisition costs	169	148
Other insurance related expenses	142	130
Other expenses	6	7
Total claims, benefits and expenses	1,011	863	(17)
Core income (loss) before income tax	191	167
Income tax (expense) benefit on core income (loss)	(40)	(35)
Core income (loss)	$151	$132	14%

Other Performance Metrics
Underwriting gain (loss)	$41	$48	(15)%

Loss & LAE ratio	65.7%	63.3%	(2.4)	pts
Expense ratio	29.8	30.7	0.9
Dividend ratio	0.5	0.5	—
Combined ratio	96.0%	94.5%	(1.5)	pts
Combined ratio excluding catastrophes and development	91.8%	92.7%	0.9	pts

Net accident year catastrophe losses incurred	$44	$16
Effect on loss & LAE ratio	4.2%	1.8%	(2.4)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—
Effect on loss & LAE ratio	—%	—%	—	pts

Rate	7%	5%	2	pts
Renewal premium change	9%	8%	1	pts
Retention	86%	87%	(1)	pts
New business	$310	$228	36%

International - Results of Operations

Three months ended March 31
(In millions)	2023	2022	Change
Gross written premiums	$398	$363	10%
Net written premiums	271	251	8
Net earned premiums	290	264	10
Net investment income	23	14	64
Other revenues	—	(1)
Total operating revenues	313	277	13
Insurance claims and policyholders' benefits	189	158
Amortization of deferred acquisition costs	45	39
Other insurance related expenses	47	47
Other expenses	1	1
Total claims, benefits and expenses	282	245	(15)
Core income (loss) before income tax	31	32
Income tax (expense) benefit on core income (loss)	(7)	(6)
Core income (loss)	$24	$26	(8)%

Other Performance Metrics
Underwriting gain (loss)	$9	$20	(55)%

Loss & LAE ratio	65.4%	59.8%	(5.6)	pts
Expense ratio	31.8	32.6	0.8
Dividend ratio	—	—	—
Combined ratio	97.2%	92.4%	(4.8)	pts
Combined ratio excluding catastrophes and development	89.3%	91.2%	1.9	pts

Net accident year catastrophe losses incurred	$8	$3
Effect on loss & LAE ratio	2.8%	1.2%	(1.6)	pts

Net prior year development and other: (favorable) / unfavorable	$15	$—
Effect on loss & LAE ratio	5.1%	—%	(5.1)	pts

Rate	4%	9%	(5)	pts
Renewal premium change	8%	12%	(4)	pts
Retention	83%	73%	10	pts
New business	$85	$78	9%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2023	2022 (1)
Net earned premiums	$115	$120
Net investment income	214	212
Other revenues	—	(1)
Total operating revenues	329	331
Insurance claims and policyholders' benefits	311	304
Other insurance related expenses	29	31
Other expenses	1	3
Total claims, benefits and expenses	341	338
Core income (loss) before income tax	(12)	(7)
Income tax (expense) benefit on core income (loss)	9	12
Core income (loss)	$(3)	$5
(1) As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. Prior period amounts have been adjusted to reflect application of the new guidance.

Prior Year Quarterly Life & Group - Results of Operations, As Adjusted for LDTI
As of January 1, 2023, the Company adopted LDTI using the modified retrospective method applied as of the transition date of January 1, 2021. All prior periods presented have been adjusted to reflect application of the new guidance.

	2022						2021
(In millions)	Q1	Q2	Q3		Q4	Full Year	Full Year
Net earned premiums	$120	$118	$118		$117	$473	$491
Net investment income	212	201	187		204	804	966
Other revenues	(1)	1	—		(1)	(1)	—
Total operating revenues	331	320	305		320	1,276	1,457
Insurance claims and policyholders' benefits	304	311	525		329	1,469	1,261
Other insurance related expenses	31	29	29		29	118	103
Other expenses	3	2	2		2	9	10
Total claims, benefits and expenses	338	342	556		360	1,596	1,374
Core income (loss) before income tax	(7)	(22)	(251)		(40)	(320)	83
Income tax (expense) benefit on core income (loss)	12	13	59		15	99	25
Core income (loss) (1)	$5	$(9)	$(192)	(2)	$(25)	$(221)	$108

(1) 2022 Core income decreased from what was previously reported generally driven by the cumulative effect of assumption differences and differences in reserving methodologies between legacy accounting guidance and LDTI.
(2) Q3 2022 Core income decreased $170 million from what was previously reported under legacy accounting guidance, primarily related to our Q3 2022 annual review of cash flow reserving assumptions. Under legacy accounting guidance, the Q3 2022 gross premium valuation assessment indicated a pretax margin of $125 million and no unlocking event occurred. Under LDTI favorable changes to the upper-medium grade fixed income instrument discount rate were recorded through AOCI quarterly, while the net unfavorable impact of increased cost of care inflation offset by favorable premium rate action assumptions was recorded in income.

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2023	2022
Net earned premiums	$—	$(1)
Net investment income	10	1
Other revenues	—	—
Total operating revenues	10	—
Insurance claims and policyholders' benefits	(7)	(8)
Other insurance related expenses	1	2
Other expenses	38	39
Total claims, benefits and expenses	32	33
Core income (loss) before income tax	(22)	(33)
Income tax (expense) benefit on core income (loss)	4	5
Core income (loss)	$(18)	$(28)

Investment Summary - Consolidated

	March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,915	$(1,238)	$21,429	$(1,708)
States, municipalities and political subdivisions:
Tax-exempt	4,383	71	4,633	(45)
Taxable	3,618	(402)	3,684	(556)
Total states, municipalities and political subdivisions	8,001	(331)	8,317	(601)
Asset-backed:
RMBS	2,659	(407)	2,631	(442)
CMBS	1,631	(237)	1,635	(251)
Other ABS	3,165	(298)	2,927	(359)
Total asset-backed	7,455	(942)	7,193	(1,052)
U.S. Treasury and obligations of government-sponsored enterprises	124	(2)	110	(1)
Foreign government	609	(38)	575	(42)
Redeemable preferred stock	3	—	3	—
Total fixed maturity securities	39,107	(2,551)	37,627	(3,404)
Equities:
Common stock	206	—	185	—
Non-redeemable preferred stock	476	—	489	—
Total equities	682	—	674	—
Limited partnership investments:
Hedge funds	434	—	456	—
Private equity funds	1,548	—	1,470	—
Total limited partnership investments	1,982	—	1,926	—
Other invested assets	79	—	78	—
Mortgage loans	1,006	—	1,040	—
Short term investments	1,167	—	1,832	1
Total investments	$44,023	$(2,551)	$43,177	$(3,403)

Net receivable/(payable) on investment activity	$(1)		$8

Effective duration (in years)	6.8		6.6
Weighted average rating	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,881	$(1,056)	$13,165	$(1,260)
States, municipalities and political subdivisions:
Tax-exempt	1,200	(175)	1,197	(211)
Taxable	1,955	(405)	1,986	(486)
Total states, municipalities and political subdivisions	3,155	(580)	3,183	(697)
Asset-backed:
RMBS	2,645	(407)	2,617	(442)
CMBS	1,602	(234)	1,606	(248)
Other ABS	2,564	(235)	2,374	(276)
Total asset-backed	6,811	(876)	6,597	(966)
U.S. Treasury and obligations of government-sponsored enterprises	123	(2)	109	(1)
Foreign government	580	(30)	546	(34)
Redeemable preferred stock	3	—	3	—
Total fixed maturity securities	24,553	(2,544)	23,603	(2,958)
Equities:
Common stock	206	—	185	—
Non-redeemable preferred stock	62	—	73	—
Total equities	268	—	258	—
Limited partnership investments:
Hedge funds	240	—	252	—
Private equity funds	857	—	814	—
Total limited partnership investments	1,097	—	1,066	—
Other invested assets	79	—	78	—
Mortgage loans	797	—	830	—
Short term investments	1,148	—	1,772	1
Total investments	$27,942	$(2,544)	$27,607	$(2,957)

Net receivable/(payable) on investment activity	$(4)		$(3)

Effective duration (in years)	4.8		4.7
Weighted average rating	A		A

Investment Summary - Life & Group

	March 31, 2023		December 31, 2022
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,034	$(182)	$8,264	$(448)
States, municipalities and political subdivisions:
Tax-exempt	3,183	246	3,436	166
Taxable	1,663	3	1,698	(70)
Total states, municipalities and political subdivisions	4,846	249	5,134	96
Asset-backed:
RMBS	14	—	14	—
CMBS	29	(3)	29	(3)
Other ABS	601	(63)	553	(83)
Total asset-backed	644	(66)	596	(86)
U.S. Treasury and obligations of government-sponsored enterprises	1	—	1	—
Foreign government	29	(8)	29	(8)
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	14,554	(7)	14,024	(446)
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	414	—	416	—
Total equities	414	—	416	—
Limited partnership investments:
Hedge funds	194	—	204	—
Private equity funds	691	—	656	—
Total limited partnership investments	885	—	860	—
Other invested assets	—	—	—	—
Mortgage loans	209	—	210	—
Short term investments	19	—	60	—
Total investments	$16,081	$(7)	$15,570	$(446)

Net receivable/(payable) on investment activity	$3		$11

Effective duration (in years)	10.1		9.9
Weighted average rating	A-		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2023	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$30	$(1)	$480	$(28)	$6,150	$(221)	$14,714	$(852)	$1,541	$(136)	$22,915	$(1,238)
States, municipalities and political subdivisions	—	—	1,220	(3)	4,748	(291)	1,738	20	294	(57)	1	—	8,001	(331)
Asset-backed:
RMBS	2,357	(298)	249	(112)	—	—	10	—	13	—	30	3	2,659	(407)
CMBS	—	—	367	(29)	630	(97)	214	(34)	283	(51)	137	(26)	1,631	(237)
Other ABS	—	—	383	(9)	227	(39)	1,219	(95)	1,174	(128)	162	(27)	3,165	(298)
Total asset-backed	2,357	(298)	999	(150)	857	(136)	1,443	(129)	1,470	(179)	329	(50)	7,455	(942)
U.S. Treasury and obligations of government-sponsored enterprises	124	(2)	—	—	—	—	—	—	—	—	—	—	124	(2)
Foreign government	—	—	171	(6)	325	(18)	82	(12)	31	(2)	—	—	609	(38)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	3	—	3	—
Total fixed maturity securities	$2,481	$(300)	$2,420	$(160)	$6,410	$(473)	$9,413	$(342)	$16,509	$(1,090)	$1,874	$(186)	$39,107	$(2,551)

Percentage of total fixed maturity securities	6%		6%		16%		25%		42%		5%		100%

Investments - Commercial Real Estate Exposure
Fixed Income and Direct Mortgage Loans

	March 31, 2023			March 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
Single asset, single borrower:			Retail	$452	$(43)
Office	$323	$(67)	Office	261	(30)
Retail	304	(40)	Industrial	85	(3)
Lodging	201	(22)	Other (1)	418	(34)
Industrial	84	(7)	Total corporate and other bonds - REITs (2)	$1,216	$(110)
Multifamily	53	(4)
Total single asset, single borrower	965	(140)
Conduits (multi property, multi borrower pools)	666	(97)
Total commercial mortgage-backed	$1,631	$(237)

	March 31, 2023			March 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:			Corporate and other bonds - REITs:
AAA	$367	$(29)	AA	$11	$(1)
AA	630	(97)	A	239	(10)
A	214	(34)	BBB	948	(97)
BBB	283	(51)	Non-investment grade	18	(2)
Non-investment grade	137	(26)	Total corporate and other bonds - REITs (2)	$1,216	$(110)
Total commercial mortgage-backed	$1,631	$(237)

	March 31, 2023
(In millions)	Carrying Value	Percentage of Total
Mortgage loans:
Retail	$461	44%
Office	263	26%
Industrial	119	12%
Other	187	18%
Total mortgage loans	$1,030	100%	(1) Other includes a diversified mix of property type strategies including self-storage, healthcare and apartments.
Less: Allowance for expected credit losses	(24)
Total mortgage loans - net of allowance	$1,006		(2) REITs - Real estate investment trusts

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2023	2022
Taxable fixed income securities	$430	$368
Tax-exempt fixed income securities	49	73
Total fixed income securities	479	441
Common stock	3	(10)
Limited partnerships - hedge funds	14	(10)
Limited partnerships - private equity funds	11	28
Total limited partnership and common stock investments	28	8
Other, net of investment expense	18	(1)
Net investment income	$525	$448

Effective income yield for fixed income securities portfolio	4.6%	4.3%
Limited partnership and common stock return	1.3	0.4

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2023	2022
Taxable fixed income securities	$261	$225
Tax-exempt fixed income securities	11	11
Total fixed income securities	272	236
Common stock	3	(10)
Limited partnerships - hedge funds	8	(5)
Limited partnerships - private equity funds	6	15
Total limited partnership and common stock investments	17	—
Other, net of investment expense	22	—
Net investment income	311	236

Effective income yield for fixed income securities portfolio	4.0%	3.6%

Three months ended March 31	Life & Group
(In millions)	2023	2022
Taxable fixed income securities	$169	$143
Tax-exempt fixed income securities	38	62
Total fixed income securities	207	205
Common stock	—	—
Limited partnerships - hedge funds	6	(5)
Limited partnerships - private equity funds	5	13
Total limited partnership and common stock investments	11	8
Other, net of investment expense	(4)	(1)
Net investment income	$214	$212

Effective income yield for fixed income securities portfolio	5.5%	5.5%

Net Investment Gains (Losses)

Three months ended March 31	Consolidated
(In millions)	2023	2022
Fixed maturity securities:
Corporate and other bonds	$(23)	$3
States, municipalities and political subdivisions	10	3
Asset-backed	(9)	(8)
Total fixed maturity securities	(22)	(2)
Non-redeemable preferred stock	(14)	(38)
Derivatives, short term and other	1	29
Net investment gains (losses)	(35)	(11)
Income tax benefit (expense) on net investment gains (losses)	7	8
Net investment gains (losses), after tax	$(28)	$(3)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2023 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group (1)	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,878	$9,395	$2,403	$18,676	$695	$2,749	$22,120
Ceded	1,315	965	400	2,680	101	2,410	5,191
Net	5,563	8,430	2,003	15,996	594	339	16,929

Net incurred claim & claim adjustment expenses	465	687	189	1,341	8	1	1,350
Net claim & claim adjustment expense payments	(388)	(594)	(110)	(1,092)	(12)	(10)	(1,114)
Foreign currency translation adjustment and other	—	2	21	23	12	—	35

Claim & claim adjustment expense reserves, end of period
Net	5,640	8,525	2,103	16,268	602	330	17,200
Ceded	1,336	1,003	399	2,738	102	2,369	5,209
Gross	$6,976	$9,528	$2,502	$19,006	$704	$2,699	$22,409
(1) In conjunction with the adoption of LDTI, at January 1, 2023, the Company reclassified $3.0 billion of the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Life & Group Policyholder Reserves

March 31, 2023
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$—	$13,976	$13,976
Structured settlement annuities and other	602	—	602
Total	602	13,976	14,578
Ceded reserves	102	—	102
Total gross reserves	$704	$13,976	$14,680

December 31, 2022
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care, as previously reported	$2,979	$10,151	$13,130
Reclassification of reserves for policyholders currently receiving benefits to Future policy benefits (1)	(2,979)	2,979	—
Impact of LDTI	—	350	350
Long term care, as adjusted	$—	$13,480	$13,480
Structured settlement annuities and other	594	—	594
Total	594	13,480	14,074
Ceded reserves	101	—	101
Total gross reserves	$695	$13,480	$14,175
(1) In conjunction with the adoption of LDTI, at January 1, 2023 the Company reclassified the long term care reserves for policyholders currently receiving benefits from Claim and claim adjustment expense to Future policy benefits. This change was applied retrospectively as of January 1, 2021.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2022 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful